Bobbitt, Pittenger & Company, P.A.
Certified Public Accountants

September 19, 2007

To The Board of Directors and Stockholders
Sun Energy Solar, Inc.
Sarasota , Florida

UREPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Sun Energy Solar, Inc. (a development stage company) as of July 31, 2007 and 2006, and the related statements of operations, stockholders’ equity, and cash flows for the year ended July 31, 2007 and for the periods from inception (November 9, 2005) through July 31, 2006 and 2007.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sun Energy Solar, Inc. (a development stage company) at July 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended July 31, 2007 and for the periods from inception (November 9, 2005) through July 31, 2006 and 2007, in conformity with accounting principles generally accepted in the United States of America.
Certified Public Accountants

/s/ Bobbitt, Pittenger & Company, P.A.

Certified Public Accountants
Sarasota, Florida

1605 Main Street, Suite 1010    Sarasota, FL  34236    Telephone: 941-366-4450    FAX # 941-954-7508

SUN ENERGY SOLAR, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

	July 31,	July 31,
	2007	2006

ASSETS
Current assets:
Cash and cash equivalents	$3,457,729	$4,360,980
Prepaid expenses	21,725	43,254
Inventory	43,057	-
Interest receivable	-	16,693

TOTAL CURRENT ASSETS	3,522,511	4,420,927

Furniture and equipment, net	172,673	33,202
Other assets	53,988	-

	$3,749,172	$4,454,129

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$895,978	$240,642
Related party payables	9,000	27,000

TOTAL CURRENT LIABILITIES	904,978	267,642

STOCKHOLDERS' EQUITY
Common stock, $0.00005 par value; 1,500,000,000 shares
authorized: 264,913,506 and 231,005,256 issued and outstanding at July 31, 2007 and 2006, respectively	13,241	11,550
Additional paid-in capital	8,786,946	5,404,337
Deficit accumulated during the development stage	(5,955,993)	(1,229,400)

TOTAL STOCKHOLDERS' EQUITY	2,844,194	4,186,487

	$3,749,172	$4,454,129

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS

		For the Period	For the Period
	For the Year	From Inception (November 9, 2005)	From Inception (November 9, 2005)
	Ended	To	To
	July 31, 2007	July 31, 2006	July 31, 2007

Revenue:	$-	$-	$-

Expenses:
Selling, general and administrative	4,542,742	1,214,170	5,756,912
Research and development	374,331	57,751	432,082
Total expenses	4,917,073	1,271,921	6,188,994

Operating loss	(4,917,073)	(1,271,921)	(6,188,994)

Other income:
Interest	190,480	42,521	233,001
Total other income	190,480	42,521	233,001

Loss before income tax benefit	(4,726,593)	(1,229,400)	(5,955,993)

Income tax benefit	-	-	-

Net loss	$(4,726,593)	$(1,229,400)	$(5,955,993)

Loss per share:

Basic	$(0.02)	$(0.01)	$(0.03)
Diluted	$(0.02)	$(0.01)	$(0.03)

Weighted average number of common
shares outstanding:

Basic	251,026,015	193,551,177	226,572,175
Diluted	251,026,015	193,551,177	226,572,175

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

				Additional
	Common Stock			Paid-in	Accumulated
	Shares	Amount		Capital	Deficit	Total

Balance at inception, November 9, 2005		$		$	$	$

Capital contributed by founders	177,525,000		8,876	58,985			67,861

Shares issued in private placement	44,979,626		2,249	4,495,714			4,497,963

Stock issued for services
and compensation	8,500,630		425	849,638			850,063

Net loss					(1,229,400)		(1,229,400)

Balance, July 31, 2006	231,005,256		11,550	5,404,337	(1,229,400)		4,186,487

Shares issued in private placement	7,950,660		393	788,148			788,541

Stock issued for services
and compensation	25,957,590		1,298	2,594,461			2,595,759

Net loss					(4,726,593)		(4,726,593)

Balance, July 31, 2007	264,913,506		$13,241	$8,786,946	$(5,955,993)		$2,844,194

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS

		For the Period	For the Period
		From Inception	From Inception
	For the Year	(November 9, 2005)	(November 9, 2005)
	Ended	To	To
	July 31, 2007	July 31, 2006	July 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(4,726,593)	$(1,229,400)	$(5,955,993)
Adjustments to reconcile net loss to
net cash used in operating activities
Depreciation	19,515	1,833	21,348
Stock issued for services and compensation	2,595,759	850,063	3,445,822
Changes in operating assets and liabilities:
Prepaid expenses	21,529	(43,254)	(21,725)
Inventory	(43,057)	-	(43,057)
Interest receivable	16,693	(16,693)	-
Other assets	(53,988)	-	(53,988)
Accounts payable and accrued expenses	655,336	240,641	895,977
Related party payables	(18,000)	27,000	9,000
Net cash used by operating activities	(1,532,806)	(169,810)	(1,702,616)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(158,986)	(35,034)	(194,020)
Net cash used in investing activities	(158,986)	(35,034)	(194,020)

CASH FLOWS FROM FINANCING ACTIVITIES:
Equity contributed by private placement	788,541	4,497,963	5,286,504
Contributed capital	-	67,861	67,861
Net cash provided by financing activities	788,541	4,565,824	5,354,365

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(903,251)	4,360,980	3,457,729

CASH AND CASH EQUIVALENTS,
BEGINNING OF PERIOD	4,360,980	-	-

CASH AND CASH EQUIVALENTS,
END OF YEAR	$3,457,729	$4,360,980	$3,457,729

Cash paid for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

Noncash operating and financing activities:
Stock issued for services and compensation	$2,595,759	$850,063	$3,445,822

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED JULY 31, 2007 AND FOR THE PERIODS FROM INCEPTION (NOVEMBER 9, 2005) THROUGH JULY 31, 2006 AND 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UOrganization, Nature, and Continuance of OperationsUT

Sun Energy Solar, Inc. (“the Company”) was incorporated under the laws of the State of Delaware on November 9, 2005.  The Company was organized for the purpose of developing solar related products and technologies.  The Company was originally named Sologic, Inc. On April 25, 2006, the Company completed its name change from Sologic, Inc. to Sun Energy Solar, Inc.

The Company is a development stage company. The Company is developing solar and non-solar powered substrates that permit sign-quality graphics to be run through printers with electric lighting embedded in the substrate.

On December 21, 2005, the Company acquired the patent rights (patent applied for) to No. 60/617,263 titled Substrate with Light Display, applied for on September 2, 2005, from Sparx, Inc., a Florida corporation 100% owned by the Company’s Chief Executive Officer.  Sparx, Inc. had acquired the patent rights from company officers who were the original inventors.  As compensation under this agreement, the Company has granted Sparx, Inc., a royalty of 4.9% of gross revenues (see Note B).

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company is in the development stage of business and has experienced negative cash flows from operations to date and has accumulated losses of $5,955,993.  To date the Company has funded operations through the issuance of common stock.  Management’s plan is to continue raising funds through future equity or debt financings as needed until it achieves profitable operations.  During the period from inception (November 9, 2005) through July 31, 2007, the Company completed a private placement of 52,930,286 shares for gross proceeds of $5,286,504.  The ability of the Company to continue its operations as a going concern is dependent on continuing to raise sufficient new capital to fund its business and development activities and to fund ongoing losses, if needed, and ultimately on generating profitable operations.

UAccounting Method

The Company recognizes income and expenses on the accrual basis of accounting.  The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period.  Actual results could differ from those estimates.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents.  The Company maintains cash and cash equivalents in deposit accounts with one financial institution located in the United States.  Deposit accounts exceed federally insured limits.  Management does not believe the Company is exposed to significant risks on such accounts.  Generally, these deposits may be redeemed upon demand and, therefore, bear minimal interest rate risk.  At July 31, 2007, the Company had an uninsured cash and cash equivalent balance of approximately $3,371,000.

Royalty Agreements

The Company has entered into an agreement that requires the payment of royalties to Sparx, Inc. (See Note B), a company owned by the Chief Executive Officer and largest shareholder.  The Company expenses royalties as product costs during the period in which the related revenues are recorded.  As of July 31, 2007 and 2006, there were no royalties expensed under this agreement.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Furniture and Equipment

Furniture and equipment are recorded at cost.  Maintenance, repairs and other renewals are charged to expense when incurred.  Major additions are capitalized, while minor additions, which do not extend the useful life of an asset, are charged to operations when incurred.  When property and equipment are sold or otherwise disposed of, the related cost and accumulated depreciation is removed from the accounts, and any gain or loss is included in operations.  Depreciation is calculated using the straight-line method, in amounts sufficient to relate the cost of depreciable assets to operations over their estimated useful lives, which range from three to seven years.  Leasehold improvements are amortized using the straight-line method over the lives of the respective leases or the service lives of the improvements, whichever is shorter.

Accounting for Long-Lived Assets

In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company’s policy is to evaluate whether there has been a permanent impairment in the value of long-lived assets, certain intangibles and goodwill.  In evaluating for possible impairment, the Company uses an estimate of undiscounted cash flows.  Factors considered in the valuation include current operating results, trends and anticipated undiscounted future cash flows.  The Company has not recorded any impairment losses as of July 31, 2007 and 2006.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Intangible Assets

In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets”, intangible assets with an indefinite useful life are not amortized. Intangible assets with a finite useful life are amortized using the straight-line method over the estimated useful life.  All intangible assets are tested for impairment annually during the fourth quarter of the fiscal year.  The Company had no intangible assets as of July 31, 2007 and 2006.

UResearch and Development

In accordance with SFAS No. 2, “Accounting for Research and Development Costs”, Research and Development ("R&D") expenses are charged to expense when incurred.  R&D is performed internally, and the Company does not perform R&D for other entities.  The Company has consulting arrangements which are typically based upon a fee paid monthly or quarterly.  Samples are purchased that are used in testing, and are expensed when purchased.  R&D costs also include salaries and related personnel expenses, direct materials, laboratory supplies, equipment expenses and administrative expenses that are allocated to R&D based upon personnel costs.

Revenue Recognition

In accordance with SEC Staff Accounting Bulletin 101, “Revenue Recognition”, as amended by Staff Accounting Bulletin 104, the Company recognizes revenue when the following conditions have been met: there is persuasive evidence an arrangement exists which includes a fixed price, there is reasonable assurance of collection, the services or products have been provided and delivered to the customer, no additional performance is required, and title and risk of loss has passed to the customer.  For the year ended July 31, 2007 and for the period from inception (November 9, 2005) through July 31, 2006, no revenue has been recognized.

Products may be placed on consignment to a limited number of resellers.  Revenue for these consignment transactions will also be recognized as noted above.

Shipping and Handling Costs

Amounts charged to customers for shipping and handling of our products is recorded as product revenue.  The related costs are recorded as cost of sales.

Advertising

Advertising costs, including direct response advertising costs, are charged to operations as incurred. There were no advertising costs charged to expense for the year ended July 31, 2007 and for the period from inception (November 9, 2005) through July 31, 2006.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock Based Compensation

For the period from inception (November 9, 2005) through July 31, 2006, the Company has adopted SFAS No. 123, “Accounting for Stock Based Compensation”.  SFAS No. 123 allows the Company to adopt a fair value basis of accounting for stock options and other equity instruments or to continue to apply the existing accounting required by Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees”.  The Company has also adopted the disclosure provisions of SFAS No. 148, “Accounting for Stock Based Compensation - Transition and Disclosure”.  This pronouncement requires prominent disclosures in both annual and interim financial statements about the method of accounting for stock based employee compensation and the effect of the method used on reporting results.  Effective August 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123R”) requiring that compensation cost relating to share-based payment transactions be recognized in the financial statements.  The cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity award).  The Company adopted SFAS 123R using the modified prospective method and, accordingly, did not restate prior periods to reflect the fair value method of recognizing compensation cost.  Under the modified prospective approach, SFAS 123R applies to new awards and to awards that were outstanding on August 1, 2006 that are subsequently modified, repurchased or cancelled.

ULegal Costs Related to Loss Contingencies

The Company accrues legal costs expected to be incurred in connection with loss contingencies as they occur.  As of July 31, 2007 and 2006, there were no loss contingencies expected.

Income Taxes (Benefits)

The Company utilizes the guidance provided by SFAS No. 109, “Accounting for Income Taxes”.  Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that are expected to be in effect when these differences reverse.  Valuation allowances are provided if necessary to reduce deferred tax assets to the amount expected to be realized.

The Company has established a valuation allowance against the deferred tax asset due to uncertainties in its ability to generate sufficient taxable income in future periods to make realization of such  assets more likely than not.  The Company has not recognized an income tax benefit for the operating losses generated during year ended July 31, 2007 and for the period from inception (November 9, 2005) through July 31, 2006.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes (Benefits) (Continued)

At July 31, 2007, the Company had a net operating loss carryforward of approximately $5,950,000 that may be offset against future taxable income through 2026.  The amount of the income tax benefit for the year ended July 31, 2007 and for the period from inception (November 9, 2005) through July 31, 2006, before the valuation allowance was applied, totaled approximately $1,775,000 and $460,000, respectively.

Loss Per Share

Loss per share is computed using the basic and diluted calculations on the statement of operations.  Basic loss per share is calculated by dividing net loss available to common share stockholders by the weighted average number of shares of common stock outstanding for the period.  Diluted loss per share is calculated by dividing net loss by the weighted average number of shares of common stock outstanding for the period, adjusted for the dilutive effect of common stock equivalents, using the treasury stock method.  The total number of shares not included in the calculation as the effect is antidilutive is 500,000,000.  The effects of the stock options are antidilutive at July 31, 2007 and 2006 and therefore are excluded from the fully diluted calculation.

The reconciliation between the basic and fully diluted shares is as follows:

		For the period	For the period
		from inception	from inception
	For the year	(November 9,	(November 9,
	ended	2005) through	2005) through
	July 31, 2007	July 31, 2006	July 31, 2007
Numerator:
Net loss	$(4,726,593)	$(1,229,400)	$(5,955,993)

Denominator:
Weighted average basic shares outstanding	251,026,015	193,551,177	226,572,175
Weighted average fully diluted shares outstanding	251,026,015	193,551,177	226,572,175
Net earnings per common share-basic and diluted	$(0.02)	$(0.01)	$(0.03)

Inventory

Inventory consists of LED lights, power film and batteries.  Inventory is stated at the lower of cost or market.  Cost is determined by the first-in, first-out (FIFO) method.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Comprehensive Income

The Company has adopted SFAS No. 130, “TReporting Comprehensive Income”T. The statement establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.  The statement requires all items that are required to be recognized under accounting standards as components of comprehensive income to be disclosed in the financial statements.

Comprehensive income is defined as the change in equity during a period from transactions and other events from non-owner sources.  The Company has no components of comprehensive income and, accordingly, net loss is equal to comprehensive loss for the year ended July 31, 2007 and for the period from inception (November 9, 2005) through July 31, 2006.

Transfer of Financial Assets

The Company has adopted SFAS No. 140, “TAccounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”T.  The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings.  The adoption of this standard did not have a material effect on results of operations or financial position.

Fair Value of Financial Instruments

The Company’s financial instruments, including cash and cash equivalents, accounts payable and accrued liabilities are carried at cost, which approximates their fair value, due to the relatively short maturity of these instruments.

Patent Costs

The costs of internally developing, maintaining, or restoring such intangibles that are not specifically identifiable, have indeterminate lives, or are inherent in a continuing business are charged to expense when incurred.  Costs capitalized in association with patents totaled $47,008 for the year ended July 31, 2007.  There were no costs capitalized during the period from inception (November 9, 2005) through July 31, 2006.  Patent costs are included in other assets on the balance sheet.

Options

On December 21, 2005, 500,000,000 options were issued to the Company’s Chief Executive Officer for services, exercisable at a price of $.10 (see Note M).  The stock options have a fifteen year life.

Reclassifications

Certain amounts for the period from inception (November 9, 2005) through July 31, 2006 have been reclassified in the comparative financial statements to be comparable to the presentation for the year ended July 31, 2007.  These reclassifications had no effect on net loss.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Changes and Error Corrections

In May 2005, the Financial Accounting Standards Board ("FASB") issued Statement No. 154, “Accounting Changes and Error Corrections”.  This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for, and reporting of, a change in accounting principle.  This Statement applies to all voluntary changes in accounting principle.  It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.  When a pronouncement includes specific transition provisions, those provisions should be followed.

SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.  Adoption of this Statement did not have any material impact on the financial statements.

NOTE B - ACQUISITION OF PATENT RIGHTS FROM SPARX, INC.

On December 21, 2005, the Company acquired certain patent rights (see Note A) from Sparx, Inc., a Florida corporation 100% owned by the Company’s Chief Executive Officer and largest shareholder.  As compensation under this agreement, the Company has granted Sparx, Inc., a royalty of 4.9% of gross revenues.

The Company entered into a change of control severance agreement with the Chief Executive Officer and largest shareholder on December 21, 2005.  If any person, entity, or group acquires beneficial ownership of 20% or more of the Company, the Chief Executive Officer is granted voting rights on a number of common shares that would result in his having a voting majority of shares needed for any share-holder meeting.

If there is a change of control of the Company, as defined within the agreement, the Chief Executive Officer will receive a cash payment equal to the value of his annual bonus for the performance period that includes the date the change in control occurred, disregarding any applicable vesting requirements; provided that such amount will be equal to the product of the target award percentage under the applicable annual incentive plan or program in effect immediately prior to the change in control times the base pay, but prorated to base payment only on the portion of the executive’s service that had elapsed during the applicable performance period through the change in control.  Such payments are to be made within five business days after the change in control.

If the Company fails to comply with any of the terms of the agreement, any related legal expenses will be paid by the Company, without respect to whether the Chief Executive Officer prevails.  Reimbursement for relocation expenses on a basis consistent with the Company’s practices for senior executives, up to $50,000, shall be provided to the executive, if the executive is relocated at the request of the Company within five years of the termination date.  For a period of twelve months following the termination date, the Company shall provide the executive with benefits substantially similar to those that the Chief Executive Officer was entitled to receive immediately prior to the termination date.

NOTE C - INCOME TAXES

The Company's net deferred tax asset as of July 31, 2007 and 2006 is as follows:

	2007	2006
Deferred tax asset
Net operating loss carryforward	$2,235,000	$460,000

Valuation allowance	(2,235,000)	(460,000)

Net deferred tax asset	$-	$-

At July 31, 2007 the Company had a net operating loss carry forward of approximately $5,950,000 for federal and state income tax purposes.  The carryforward, if not utilized to offset taxable income, will begin to expire in 2026.  The change in valuation allowance for the year ended July 31, 2007 totaled $1,775,000.

A reconciliation of provision (benefit) for income taxes to income taxes at statutory rate is as follows:

		For the period	For the period
		from inception	from inception
	For the year	(November 9,	(November 9,
	ended	2005) through	2005) through
	July 31, 2007	July 31, 2006	July 31, 2007
Federal income tax (benefit)
at statutory rate	$(1,543,000)	$(400,000)	$(1,943,000)
State taxes (benefit)	(236,000)	(62,000)	(298,000)
Other	4,000	2,000	6,000
Valuation allowance	1,775,000	460,000	2,235,000

Provision (benefit) for income taxes	$-	$-	$-

NOTE D - FURNITURE AND EQUIPMENT, NET

At July 31, 2007 and 2006, furniture and equipment consisted of the following:

	July 31, 2007	July 31, 2006
Computer equipment	$153,638	$28,092
Furniture and fixtures	29,616	U 6,943
Leasehold improvements	10,767	-
	194,021	35,035
Less: accumulated depreciation	(21,348)	(1,833)

Furniture and equipment	$172,673	$33,202

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE D - FURNITURE AND EQUIPMENT, NET (CONTINUED)

Total depreciation expense for the year ended July 31, 2007 and for the periods from inception (November 9, 2005) through July 31, 2006 and 2007 was $19,515, $1,833 and $21,348, respectively.

NOTE E - STOCKHOLDERS' EQUITY

UCommon Stock

The authorized capital stock of the Company was initially established on November 15, 2005 as 700,000,000 shares of common stock having a $.0001 par value.  In April, 2006 the board of directors and stockholders authorized an increase in the number of shares of common stock from 700,000,000 to 1,500,000,000.  The par value of the shares was decreased from $.0001 to $.00005.

The Company has issued 52,930,286 restricted shares of common stock for net proceeds of $5,286,504 through private placements with a number of local and regional investors.

The Company has issued 500,000,000 stock options for compensation (see Note M).  The options exercise price is $.10 and they have a fifteen year life.

A summary of options to purchase shares of common stock as of July 31, 2007 and 2006 and changes during the year ended July 31, 2007 and for the period from inception (November 9, 2005) through July 31, 2006 is as follows:

Balance at November 9, 2005 (inception)	Number of Shares	Exercise Price

Granted	U500,000,000	$0.10

Balance at July 31, 2006	500,000,000	$0.10U

Granted	-

Balance at July 31, 2007	500,000,000	$0.10
U
NOTE F - RENTAL AND LEASE INFORMATION

Operating Leases

The Company leases office space/warehouse facilities in Sarasota, Florida under an operating lease.  The lease term is for a period of three years and commenced on October 1, 2006.  The base rent over the term is approximately $134,000.  The company is responsible for all taxes, insurance and utility expenses associated with the leased property.  Rental expense totaled $61,986 for the year ended July 31, 2007.  Prior to October 2006, the Company leased office space/warehouse facilities in Sarasota, Florida under an operating lease with a company owned by two of the Company’s officers and shareholders.  In October 2006, the Company terminated the lease.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE G – SEGMENT INFORMATION

During the year ended July 31, 2007, the Company was organized into operating segments based on product groupings. Prior to this date, the Company did not have lighting product. These operating segments have been aggregated into two reportable business segments: Solar Substrate and Lighting Product. The reportable segments were determined in accordance with the way that management of the Company develops and executes the Company’s operations. The accounting policies of the business segments are the same as the policies described under Note A.

In accordance with SFAS No. 131, for purposes of business segment performance measurement, the Company does not allocate to the business segments items that are of a nonoperating nature or corporate organizational and functional expenses of a governance nature. Corporate expenses consist of corporate office expenses including compensation, benefits, occupancy, depreciation, and other administrative costs.

Assets of the Solar Substrate segment consist of cash, capitalized patent costs, and inventory. Assets of the Lighting Product segment consist of inventory. All other assets including prepaid expenses, deposits, and fixed assets are allocated to Corporate and Other.

Consolidated Operations by Business Segment

For the year ended July 31, 2007

	Solar Substrate	Lighting Product	Corporate and Other

Net sales	$-	$-	$-

Operating loss	$(2,333,805)	$(642,322)	$(1,750,466)

Depreciation and amortization	$-	$-	$19,515

Assets	$3,538,481	$9,313	$201,378

For the period from inception (November 9, 2005) through July 31, 2006

	Solar Substrate	Lighting Product	Corporate and Other

Net sales	$-	$-	$-

Operating loss	$(756,382)	$-	$(473,018)

Depreciation and amortization	$-	$-	$1,833

Assets	$4,360,980	$-	$93,149

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE G – SEGMENT INFORMATION (CONTINUED)

Consolidated Operations by Business Segment

For the period from inception (November 9, 2005) through July 31, 2007

	Solar Substrate	Lighting Product	Corporate and Other

Net sales	$-	$-	$-

Operating loss	$(3,090,187)	$(642,322)	$(2,223,484)

Depreciation and amortization	$-	$-	$21,348

Assets	$3,538,481	$9,313	$201,378

NOTE H - RETIREMENT PLAN

Effective January 1, 2007, the Company implemented a 401(k) plan, which allows all eligible employees to contribute a percentage of their salary and receive a safe harbor matching contribution from the Company which cannot exceed certain maximum defined limitations.  The total retirement expense for the year ended July 31, 2007, was approximately $11,000.  There was no retirement expense for the period from inception (November 9, 2005) through July 31, 2006.

NOTE I - COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company is subject to litigation.  The Company believes that any adverse outcome from potential litigation would not have a material effect on its financial position or results of operations.

NOTE J - RELATED PARTY TRANSACTIONS

Transactions with related parties during the period from inception (November 9, 2005) to July 31, 2006, include the acquisition of patent rights discussed in Note B, the consulting agreements discussed in Note L, the stock options discussed in Note M, and the lease transaction described in Note F.  In addition to the office lease described in Note F, the Company rents a condominium from the Company’s Chief Financial Officer in lieu of using a hotel for consultants and others when required.  Rent is 15,000 shares of common stock per month.  Total rent expense paid or payable in common stock for related party leases for the year ended July 31, 2007 and for the periods from inception (November 9, 2005) through July 31, 2006 and 2007, was $32,950, $33,753 and $66,703, respectively.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE K - RISKS AND UNCERTAINTIES

Operating results may be affected by a number of factors.  The Company is dependent upon a number of major inventory and intellectual property suppliers.  Presently, the Company does not have formal arrangements with any supplier, and shortages of key solar components exist in the industry.  In the future, if the Company is unable to obtain satisfactory supplier relationships, or a critical supplier had operational problems, or ceased making material available, operations could be adversely affected.

NOTE L - EMPLOYMENTT CONTRACTS AND CONSULTING AGREEMENTS

The Company has signed a series of employment contracts with several of its shareholders and directors, as listed below:

In June 2006, the Company entered into a one-year employment agreement with its Chief Executive Officer.  Under the employment agreement, the Chief Executive Officer receives a base salary of two million shares of common stock per year.  The employment agreement further provides up to two million shares of common stock for each year of service beginning June, 2007.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the Chief Executive Officer the same benefits as other executives of the Company, but no cash remuneration.

In June 2006, the Company entered into an employment agreement with the Chief Financial Officer.  Under the employment agreement, the Chief Financial Officer receives a base salary of two million shares of common stock per year.  The employment agreement further provides up to two million shares of common stock for each year of service beginning June, 2007.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the Chief Financial Officer the same benefits as other executives of the Company, but no cash remuneration.

In June 2006, the Company entered into a one-year employment agreement with the Chief Operating Officer.  Under the employment agreement, the Company granted the Chief Operating Officer two million shares of common stock initially and six hundred twenty-five thousand shares for each quarter of service.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement granted the Chief Operating Officer the same benefits as other executives of the Company, but no cash remuneration.  The Chief Operating Officer resigned in November 2006, and the Company paid him two million five hundred thousand shares in settlement.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - EMPLOYMENTT CONTRACTS AND CONSULTING AGREEMENTS (CONTINUED)

In July 2006, the Company entered into a one-year employment agreement with the President.  Under a revised employment agreement the Company granted the President two million three hundred fifty thousand shares of common stock initially and five hundred thousand shares for each quarter of service.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the President the same benefits as other executives and cash remuneration of $150,000 per year and a one-time payment of $60,000.

Effective July 2006, the Company entered into an employment agreement with the Vice-President of Engineering.  Under the employment agreement the Company granted one million fifty thousand shares initially and three hundred thousand shares for each quarter of service.  The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  In January 2007 the employee became President (see above).

In July 2006, the Company entered into an employment agreement with the Vice-President of Manufacturing.  Under the employment agreement, the Company granted one million shares of common stock initially and three hundred thousand shares for each quarter of service.  The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The agreement grants the Vice-President of Manufacturing the same benefits as other executives of the Company and an annual salary of $100,000 per year.

In May 2006, the Company entered into a one-year employment agreement with its Secretary, Controller, and Chief Accounting Officer.  Under the employment agreement, the Company granted the Secretary, Controller, and Chief Accounting Officer one million shares of common stock for each year of service after his initial year of employment in addition to his two million founding shares.  The employment agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The employment agreement grants the Secretary, Controller, and Chief Accounting Officer the same benefits as other executives of the Company and an annual salary of $100,000 per year.

In May 2006, the Company entered into a consulting agreement with an individual who has worked with the Company in its initial stage.  He has established a plan for the development of relationships with customers that the Company considers crucial to its development and long-term success. He had also assisted the Company in continued efforts to expand research efforts and business development opportunities.  In consideration for services rendered, royalties will be paid based on the Company’s monthly market capitalization, as described in the schedule below.  No level shall be paid twice. If a level has already been paid, then the consultant shall be entitled to earn the royalty from any level below that level which has not been previously paid by the Company.  Per the agreement, a maximum of 166,800,000 shares of common stock can be issued for those services.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE L - EMPLOYMENTT CONTRACTS AND CONSULTING AGREEMENTS (CONTINUED)

Market CapitalizationU	Royalty

$ 1 Million	2,400,000 shares
$ 50 Million	6,000,000 shares
$100 Million	7,200,000 shares
$150 Million	8,400,000 shares
$250 Million	12,000,000 shares
$300 Million	12,000,000 shares
$400 Million	12,000,000 shares
$450 Million	12,000,000 shares
$500 Million	12,000,000 shares
$550 Million	12,000,000 shares
$600 Million	16,800,000 shares
$650 Million	16,800,000 shares
$700 Million	16,800,000 shares
$750 Million	20,400,000 shares

In January 2007, the Company entered into an agreement with a related entity, a key principal of which is the Company’s Vice-President of Sales.  Under the agreement, the Company granted the principal six million shares of common stock initially and five hundred thousand shares for each quarter of service.  The agreement is automatically renewable each year and is subject to conditional vesting based on the completion of each year of service and can be renegotiated or terminated by either party with 60 days notice.  The agreement grants the Vice-President of Sales the same benefits as other executives of the Company and a monthly payment of $10,000.  The services required under this contract include developing a marketing and advertising plan, executing an advertising campaign, administering the Company’s sales programs and selling product, developing Spanish language programs for the Company, and assisting with media relations.

In July 2007, the Company entered into a two-year agreement with a strategic business advisor.  The business advisor will scrutinize Company products and opportunities, and will make recommendations that he feels will be important to realizing value and furthering efficiencies within the Company.  Under the agreement, the Company granted the principal one million shares of common stock initially and one million shares at each of the two contract anniversary dates.

NOTE M - STOCK COMPENSATION

The Company has recorded expenses, paid in common stock, of $3,182,021 and $937,477 for the year ended July 31, 2007 and for the period from inception (November 9, 2005) through July 31, 2006, respectively. The shares issued totaled 25,957,590 and 8,500,630 shares for employment contracts, consulting contracts, and rent agreements, respectively (see Note L and Note J).  For the year ended July 31, 2007 salary, consulting and rent expenses, paid or accrued

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE M - STOCK COMPENSATION (CONTINUED)

for payment in common stock, totaled $1,696,262, $1,452,809, and $32,950, respectively.  For the period from inception (November 9, 2005) through July 31, 2006 salary, consulting and rent expenses, paid or accrued for payment in common stock, totaled $663,724, $240,000, and $33,753, respectively.  Common stock not issued for these expenses as of July 31, 2007 and 2006 totaled $673,676 and $87,414, respectively.

The Company has granted stock options to its Chief Executive Officer.  The Company measured compensation for these options under APB Opinion No. 25. No compensation cost has been recognized as the purchase price for the options is at or above the fair market value of the underlying stock at the date of grant.  Had compensation expense for these options been determined consistent with SFAS No. 123, the Company's net loss and net loss per share would be as follows:

Period Ended July 31, 2006
Net loss, as reported	$(1,229,400)
Net loss, proforma	$(18,996,986)
Basic income (loss) per share, as reported	$(0.01)
Basic income (loss) per share, proforma	$(0.03)

Because SFAS No. 123 has not been applied, the resulting pro forma compensation cost may not be representative of what might occur in future years.  The fair value is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used: risk-free interest rates of 6%, expected volatility of 51% and expected lives of 15 years.  No dividends were assumed in the calculations.

The Company's stock option plan provides for the granting of non-qualified and incentive stock options to purchase up to 500,000,000 shares of common stock for a period not to exceed 15 years.  The options are vested.  Under the plan, the option exercise price equals $.10, which was the stock's market price on the date of grant.

Stock option transactions for the year ended July 31, 2007 and the period from inception (November 9, 2005) through July 31, 2006 are summarized as follows:

Average Exercise Price	Shares	Exercise Price
Outstanding, November 9, 2005
Granted	500,000,000	$0.10
Exercised	-
Expired	-

Outstanding and exercisable, July 31, 2006	500,000,000	$0.10
Outstanding and exercisable, July 31, 2007	500,000,000	$0.10

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE M – STOCK COMPENSATION (CONTINUED)

Information regarding stock options outstanding as of July 31, 2007 is as follows:

					Options Outstanding

Price Range	Shares	Exercise Price	Remaining Life_

$0.10		500,000,000		$0.10		14 years

					Options Exercisable

Price Range	Shares	Exercise Price	Remaining Life_

$0.10		500,000,000		$0.10		14 years

NOTE N - RECENT ACCOUNTING PRONOUNCEMENTS

In December 2005, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets— an Amendment of APB Opinion No. 29,” or SFAS 153. SFAS 153 amends Accounting Principles Board Opinion No. 29, “Accounting for Nonmonetary Transactions” to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS 153 is effective for nonmonetary assets exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 has not had a material effect on the Company’s financial position or results of operations.

The Financial Accounting Standards Board has issued SFAS No. 155 “Accounting for Certain Hybrid Financial Instruments”, but it has not had any relationship to the operations of the Company.  Therefore a description and its impact on the Company’s operations and financial position has not been disclosed.

In February 2007, the FASB issued Financial Accounting Standard No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities”—Including an amendment of FASB Statement No. 115 or FAS 159.  This Statement permits entities to choose to measure many financial instruments and certain other items at fair value.  Most of the provisions of this Statement apply only to entities that elect the fair value option.  The Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.  Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, “Fair Value Measurements”.  The Company has not yet determined what effect, if any, adoption of this Statement will have on the Company’s financial position or results of operations.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE N - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In September 2006, the FASB issued Financial Accounting Standard No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”, an amendment of FASB Statement Nos. 87, 88, 106, and 132(R), or FAS 158.  This Statement requires an employer that is a business entity and sponsors one or more single-employer defined benefit plans to:

a.	Recognize the funded status of a benefit plan—measured as the difference between plan assets at fair value (with limited exceptions) and the benefit obligation—in its statement of financial position;

b.
Recognize, as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to FAS 87, Employers’ Accounting for Pensions, or FAS 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions;

c.	Measure defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position (with limited exceptions); and

d.
Disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition assets or obligations.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006.  This statement is not expected to have a significant effect on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”.  This standard establishes a standard definition for fair value, establishes a framework under generally accepted accounting principles for measuring fair value and expands disclosure requirements for fair value measurements.  This standard is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin No. 108 (SAB 108), “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”.  SAB 108 provides guidance on the consideration of the effects of prior year unadjusted errors in quantifying current year misstatements for the purpose of a materiality assessment.  Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.

SUN ENERGY SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE N - RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, an interpretation of SFAS No. 109. FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose uncertain tax positions taken or expected to be taken on a tax return. Under FIN 48, the Company shall initially recognize tax positions in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. The Company shall initially and subsequently measure such tax positions as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and all relevant facts. FIN 48 also revises disclosure requirements to include an annual tabular roll-forward of unrecognized tax benefits. The Company has adopted this interpretation as required in 2007.  Adoption of this statement has not had any material effect on the Company’s financial position or results of operations.

In March 2006, the FASB issued SFAS 156 “Accounting for Servicing of Financial Assets.” This Statement amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” with respect to the accounting for separately recognized servicing assets and servicing liabilities.  This statement is effective as of the beginning of the Company’s first fiscal year that begins after September 15, 2006. Adoption of this statement is not expected to have any material effect on the Company’s financial position or results of operations.